August 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated August 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
TFMAX	Pending	Pending	Pending

Templeton Global Investment Trust	SUMMARY PROSPECTUS
Templeton Frontier Markets Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 30 in the Fund's Prospectus and under “Buying and Selling Shares” on page 35 of the Fund’s statement of additional information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees[1]	1.25%	1.25%	1.25%	1.25%
Distribution and service (12b-1) fees	0.23%	1.00%	0.50%	None
Other expenses	1.58%	1.58%	1.58%	1.58%
Acquired fund fees and expenses[2]	0.06%	0.06%	0.06%	0.06%
Total annual Fund operating expenses	3.12%	3.89%	3.39%	2.89%
Fee waiver and/or expense reimbursement[1]	-0.98%	-0.98%	-0.98%	-0.98%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	2.14%	2.91%	2.41%	1.91%

1. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.85% (other than certain non-routine expenses), until July 31, 2011. The investment manager and administrator also have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expenses reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 780	$ 1,390	$ 2,024	$ 3,719
Class C	$ 394	$ 1,091	$ 1,907	$ 4,028
Class R	$ 244	$ 945	$ 1,669	$ 3,585
Advisor Class	$ 194	$ 796	$ 1,425	$ 3,117
If you do not sell your shares:
Class C	$ 294	$ 1,091	$ 1,907	$ 4,028

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries.” The Fund deems the following countries to be frontier markets:

Central and Eastern Europe: Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Latvia, Lithuania, Macedonia, Mongolia, Montenegro, Romania, Serbia, Slovakia, Slovenia, Turkey, Ukraine

Africa: Botswana, Cote d’Ivoire, Ghana, Kenya, Malawi, Mauritius, Morocco, Mozambique, Namibia, Nigeria, Swaziland, Tanzania, Uganda, Zambia, Zimbabwe

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, Tunisia, United Arab Emirates

Asia: Bangladesh, Indonesia, Pakistan, Philippines, Sri Lanka, Thailand, Vietnam

Central and South America: Argentina, Chile, Colombia, Ecuador, Jamaica, Paraguay, Peru, Trinidad & Tobago, Uruguay, Venezuela

The Fund may deem other countries to be frontier markets either currently or in the future. In general, frontier market countries are a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International (MSCI) World Index. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.

The Fund invests primarily in the equity securities of frontier market companies. The equity securities in which the Fund invests are principally common stock. The Fund may invest in the equity securities of companies of any size. Because the securities of frontier market companies tend to be considered small and micro-cap, the Fund’s investments in equity securities consist principally of these of small and micro-cap companies. The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Generally, stocks have historically outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Developing Market Countries   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Frontier Market Countries   Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries regions, industries, sectors or investments.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting similar issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Liquidity   From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a debt security. Market quotations for such securities may be volatile.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	29.03%
Worst Quarter:	Q1'09	-4.68%
As of June 30, 2010, the Fund's year-to-date return was 2.15% for Class A.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	Since Inception 10/14/2008
Templeton Frontier Markets Fund - Class A
Return Before Taxes	35.71%	26.81%
Return After Taxes on Distributions	35.17%	26.39%
Return After Taxes on Distributions and Sale of Fund Shares	23.38%	22.68%
Templeton Frontier Markets Fund - Class C	41.72%	32.07%
Templeton Frontier Markets Fund - Class R	43.42%	32.82%
Templeton Frontier Markets Fund - Advisor Class	44.09%	33.44%
MSCI Frontier Markets Index (index reflects no deduction for fees, expenses or taxes)	7.01%	-23.23%
S&P Frontier BMI (Broad Market Index) (index reflects no deduction for fees, expenses or taxes)[1]	20.81%	-8.34%[2]

1. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

2. S&P Frontier BMI since inception figures is cumulative total return for the period 11/1/08 to 12/31/09.

The Morgan Stanley Capital International (MSCI) Frontier Markets Index is a free float-adjusted, market capitalization -weighted index designed to measure equity market performance in frontier markets. The Standard & Poor's (S&P) Frontier BMI (Broad Market Index) is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Templeton Asset Management Ltd. (Asset Management)

Portfolio Managers

MARK MOBIUS PH.D.   Managing Director of Asset Management and portfolio manager of the Fund since inception (2008).

JOHAN MEYER   Research Analyst of Asset Management and research analyst of the Fund since inception (2008).

SVEN RICHTER   Research Analyst of Asset Management and research analyst of the Fund since inception (2008).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Frontier Markets Fund

Investment Company Act file #811-08226
096 PSUM 08/10	00070435